                                 AMENDMENT NO. 1
                                       TO
                        FACE AMOUNT CERTIFICATE AGREEMENT

     This Amendment No. I (the "Amendment") is dated as April 21, 1999 among 312 CERTIFICATE COMPANY, a Delaware corporation (the "Issuer"), INTERNATIONAL SECURITIZATION CORPORATION, a bankruptcy-remote Delaware corporation ("ISC") and THE FIRST NATIONAL BANK OF CHICAGO, as Agent for the Certificateholders (as such term is defined in the Agreement).

                                  WITNESSETH:

     WHEREAS, the Issuer, ISC and the Agent are parties to that certain Face Amount Certificate Agreement dated as of April 24, 1998 (as amended from time to time, the "Agreement"); and

     WHEREAS, the Issuer, ISC and the Agent desire to amend the Agreement in certain respects more fully described hereinafter,

     NOW, THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1. DEFINED TERMS. Capitalized terms used herein and not otherwise defined shall have their meanings as attributed to such terms in the Agreement.

     2.   AMENDMENTS TO THE AGREEMENT.

     2.1. Section 1 of the Agreement is amended by replacing the phrase "up to a total principal amount of $500,000,000" appearing at the end thereof with the phrase "up to a total principal amount not to exceed the Maximum Certificate Amount as then determined".

     2.2. The definition of "Cashflow" in Section 5 of the Agreement is amended by inserting the following prior to the closed parenthetical at the end thereof:

          "or any Permitted Hedging Transaction"

     2.3. The definition of "Scheduled Liquidity Termination Date" in Section 5 of the Agreement is amended by replacing the date "April 22, 1999" appearing therein with the date "April 20, 2000".

     2.4. The definition of "Transaction Documents" in Section 5 of the Agreement is amended by inserting the following immediately prior to the words, "Liquidity Agreement" in the third line thereof:

          "the transaction confirmations and agreements evidencing Permitted Hedging Transactions,"

     2.5. Section 5 of the Agreement is amended by the insertion of the following defined terms therein:

          " 'Maximum Certificate Amount" means, at any time, the lesser of (i) the Aggregate Commitment (as defined in the Liquidity Agreement) as then determined, (ii) an amount equal to the Letter of Credit Amount divided by 10% (as defined in the Letter of Credit Reimbursement Agreement) as then determined, and (iii) $600,000,000.

          "Permitted Hedging Transaction" shall have its meaning as set forth in the Investment Management Agreement."

     2.6. Amendment to Exhibit C. Section 3(e) of Exhibit C to the Agreement is amended by replacing the last three lines thereof (beginning with "except for purchase") with the following:

          "except for purchases and funding of Eligible Securities, the Swap Agreement and Permitted Hedging Transactions pursuant to the terms of this Agreement, the Investment Management Agreement and the Pledge Agreement."

     3. REFERENCES TO PORTFOLIO, CERTIFICATE. For purposes of clarification, all references in the Agreement or any other Transaction Document to the term "Portfolio" shall be deemed to include any and all Permitted Hedging Transactions entered into by or on behalf of the Issuer, and all references in the Agreement or any other Transaction Document to the term "Certificate" shall be deemed to be references to the replacement Certificate in the form of Exhibit A hereto issued by the Issuer pursuant to Section 5 hereof.

     4. REPRESENTATIONS AND WARRANTIES. In order to induce the Agent and ISC to enter into this Amendment the Issuer represents and warrants that:

     4.1. The representations and warranties set forth in Exhibit C of the Agreement are true, correct and complete on the date hereof as if made on and as of the date hereof and that there exists no Amortization Event or event or condition which with the lapse of time, the giving of notice or both, would constitute an Amortization Event on the date hereof.

     4.2. The execution and delivery by the Issuer of this Amendment and the replacement Certificate has been duty authorized by proper corporate proceedings of the Issuer and this Amendment, and the Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation of the Issuer enforceable against the Issuer in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors' rights generally.

     4.3. Neither the execution and delivery by the Issuer of this Amendment and the replacement Certificate, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof will violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Issuer or the Issuer's articles of incorporation or by-laws or the provisions of any indenture, instrument or agreement to which the Issuer is a party or is subject, or by which it or its property, is bound, or conflict with or constitute a default thereunder.

5. EFFECTIVE DATE. This Amendment shall become effective as of the date above first written upon receipt by the Agent of:

     (i) Counterparts of this Amendment and amendments dated as of the date hereof to the Liquidity Agreement, the Investment Management Agreement, the Pledge and Security Agreement, the Swap Agreement, the Liquidity Fee Letter, the Letter of Credit Reimbursement Agreement and the Letter of Credit, duly signed by all parties thereto.

     (ii) A duly executed replacement Certificate in the form of Exhibit A hereto.

     (iii) Copies, certified by an officer of the Issuer, of its by-laws and of its Board of Directors' resolutions (and resolutions of other bodies, if any are deemed necessary by counsel for any Purchaser) authorizing the execution of and performance by the Issuer of its obligations under this Amendment and the Agreement as amended by this Amendment.

     (iv) An incumbency certificate, executed by the Secretary or Assistant Secretary of the Issuer, which shall identify by name and title and bear the signature of the officers of the Issuer authorized to sign this Amendment.

     (v) A written opinion of counsel for the Issuer addressed to the Agent and the Certificateholders in substantially the form of Exhibit B-1 hereto.

     (vi) A written opinion of counsel for Integrity Capital Advisors, Inc. and Integrity Life Insurance Company addressed to the Agent and the Certificateholders in substantially the form of Exhibit B-2 hereto.

     (vii) Such other documents as the Agent or any Certificateholder may request.

6. RATIFICATION. The Agreement, as amended hereby, is hereby ratified, approved and confirmed in all respects.

7. REFERENCE TO AGREEMENT. From and after the effective date hereof, each reference in the Agreement to "this Agreement", "hereof", or "hereunder" or words of like import, and all references to the Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean the Agreement, as amended by this Amendment.

8. COSTS AND EXPENSES. The Issuer agrees to pay all costs, fees, and out-of-pocket expenses (including attorneys' fees and time charges of attorneys for the Agent, which attorneys may be employees of the Agent) incurred by the Agent in connection with the preparation, execution and enforcement of this Amendment.

9. CHOICE OF LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.

10. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the Issuer, ISC and the Agent have executed this Amendment as of the date first above written.

                            312 CERTIFICATE COMPANY

                            By:    /s/ William D. Morris
                                   -----------------------------------
                            Title: CEO
                                   -----------------------------------

                            INTERNATIONAL SECURITIZATION
                            CORPORATION

                            By:    /s/ Stephanie Wolf
                                   -----------------------------------
                            Title: Authorized Signatory

                            THE FIRST NATIONAL BANK OF CHICAGO,
                            individually as a Certificateholder and as Agent

                            By:    /s/ Stephanie Wolf
                                   -----------------------------------
                            Title: First Vice President
                                   -----------------------------------

                                   EXHIBIT A

                            312 CERTIFICATE COMPANY

                $600,000,000 INSTALLMENT FACE AMOUNT CERTIFICATE

                                 APRIL 21, 1999

         312 Certificate Company, a corporation duly organized and existing under the laws of the State of Delaware (the "Issuer"), shall pay to The First National Bank of Chicago, as agent (the "Agent") for International Securitization Corporation ("ISC") and any subsequent entity which, in the future purchases an interest in this installment face amount certificate (this "Certificate") and such future potential purchasers are pursuant to the Liquidity Agreement (collectively, ISC hereinafter referred to as the "Certificateholders") the principal amount of $600,000,000, or, if less, the aggregate unpaid principal amount of all installment purchase payments made by the Certificateholders from time to time (the "Invested Amount"), and to pay interest on the Invested Amount as more fully set forth in that certain Face Amount Certificate Agreement dated as of April 23, 1998, among the Issuer, ISC and the Agent (as amended, restated, supplemented or otherwise modified from time to time, the "Face Amount Certificate Agreement").

         This Certificate is issued pursuant to the Face Amount Certificate Agreement. Reference is hereby made to the Face Amount Certificate Agreement for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Issuer, the Agent and the Certificateholders and the terms upon which this Certificate is delivered. All terms used in this Certificate which are not defined herein shall have the meanings assigned to them in the Face Amount Certificate Agreement. The provisions of the Face Amount Certificate Agreement are hereby incorporated by reference herein and shall be binding on the Issuer, the Agent and the Certificateholders as if fully set forth herein. As provided in the Face Amount Certificate Agreement, this Certificate is secured by the Pledged Collateral. To the extent provided in the Face Amount Certificate Agreement and the Pledge Agreement, the Certificateholders, (and the Agent on their behalf) shall be entitled to the benefits of a security interest in the Pledged Collateral, for the benefit of the Certificateholders.

THIS INSTALLMENT FACE AMOUNT CERTIFICATE IS ISSUED IN REPLACEMENT OF, AND EVIDENCES OBLIGATIONS PREVIOUSLY EVIDENCED BY, THAT CERTAIN $500,000,000 INSTALLMENT FACE AMOUNT CERTIFICATE DATED APRIL 23,1998 ISSUED BY THE ISSUER TO THE AGENT.

THIS INSTALLMENT FACE AMOUNT CERTIFICATE IS SUBJECT TO PREPAYMENT AND/OR REDEMPTION PRIOR TO ITS MATURITY AS SET FORTH IN THE FACE AMOUNT CERTIFICATE AGREEMENT

THIS INSTALLMENT FACE AMOUNT CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "33 ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OF AMERICA (THE "BLUE SKY LAWS"). THE HOLDER HEREOF, BY PURCHASING THIS INSTALLMENT FACE AMOUNT CERTIFICATE OR ANY INTEREST HEREIN (THE

"INTEREST") REPRESENTS THAT IT IS AN "ACCREDITED INVESTOR" AS THAT TERM IS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE '33 ACT AND AGREES THAT SUCH INTEREST WILL ONLY BE OFFERED, RESOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN COMPLIANCE WITH THE '33 ACT, THE APPLICABLE BLUE SKY LAWS AND THE RESTRICTIONS SET FORTH IN THE FACE AMOUNT CERTIFICATE AGREEMENT. THIS FACE AMOUNT CERTIFICATE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS, WITHOUT REFERENCE TO CONFLICT OF LAWS PRINCIPLES, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed as of the date first above-written.

Dated: April 21, 1999                       312 CERTIFICATE COMPANY

                                            By:
                                               ---------------------------
                                               Name:
                                                     ---------------------
                                               Title:
                                                     ---------------------

                                  EXHIBIT B-1

              Form of Opinion of Counsel of 312 Certificate Company

                                 April 21, 1999

International Securitization Corporation ("ISC")
The First National Bank of Chicago ("FNBC"), individually and as agent for the "Liquidity Banks"
 (as defined in the "Face Amount Certificate
  Agreement" referred to below)
One First National Plaza
Chicago, Illinois 60670

Ladies and Gentlemen:

        I am general counsel for 312 Certificate Company, a bankruptcy-remote Delaware corporation ("312"). In that capacity we have acted as counsel to 312 in connection with the preparation, execution and delivery, as applicable, of the following documents and agreements each dated as of the date hereof (unless otherwise specified below):

        (a) Amendment No. 1 to Face Amount Certificate Agreement (the "FACA Amendment") among 312, ISC and FNBC, as agent for the Certificateholders, and the Face Amount Certificate Agreement dated as of April 24, 1998 (as amended by the FACA Amendment, the "Face Amount Certificate Agreement") among 312, ISC and FNBC, as agent for the "Certificateholders" (as defined in the Face Amount Certificate Agreement);

        (b) the $600,000,000 Installment Face Amount Certificate ("Face Amount Certificate") issued by 312 in favor of FNBC, as agent;

        (c) Amendment No. 1 to Investment Management Agreement (the "IMA Amendment") among 312, Integrity Capital Advisors, Inc. ("Portfolio Manager") and FNBC, as agent for the Certificateholders and the Investment Management Agreement dated as of April 24, 1998 (as amended by the IMA Amendment, the "Investment Management Agreement") among 312, Portfolio Manager and FNBC, as agent for the Certificateholders;

        (d) Amendment No. 1 to Pledge and Security Agreement (the "Pledge Amendment") among 312 and FNBC, as agent for the Certificateholders and the Pledge and Security Agreement dated as of April 24, 1998 (as amended by the Pledge Amendment, the "Pledge Agreement") among 312 and FNBC, as agent for the Certificateholders;

        (e) Amendment No. 1 to Swap Transaction (the "Swap Amendment") among Integrity Life Insurance Company (the "Swap Provider") and 312 and the Initial Swap Confirmation dated April 24, 1998 (as amended by the Swap Amendment the "Confirmation") made by the Swap Provider and acknowledged by 312;

        (f) Amendment to Fee Letter (the "Liquidity Fee Amendment") among 312 and FNBC, as agent for the benefit of the Liquidity Banks and the Fee Letter dated April 24, 1998 (as amended by the Liquidity Fee Amendment, the "Liquidity Fee Letter") made by 312 in favor of FNBC, as agent for the benefit of the Liquidity Banks.

        The instruments, documents and agreements described in Subparagraphs
(a) - (f) are herein collectively referred to as the "Transaction Documents". All capitalized terms used herein and not otherwise defined herein shall have the respective meanings as set forth in the Face Amount Certificate Agreement.

        In rendering the opinions set forth herein, we have examined originals or copies of the Transaction Documents. We have also examined and have relied upon originals or copies certified or otherwise identified to our satisfaction of the Certificates of Incorporation and By-laws of 312, and resolutions of the Board of Directors of 312, authorizing their participation in the transactions contemplated by the Transaction Documents, and such other records and documents, as we have deemed necessary or relevant as a basis for our opinion. We have also examined such certificates of public officials, such certificates of the officers of 312 and originals or copies certified to our satisfaction of such corporate documents, records of 312 and of such other documents, records and papers as we have deemed relevant and necessary as a basis for our opinion hereinafter set forth.

        In such examination, we have assumed, with your approval and without investigation, (i) the genuineness of all signatures (other than the signatures of the officers of 312 on the Transaction Documents), (ii) the authenticity of all originals, (iii) the conformity with originals of all documents submitted to us as copies thereof, (iv) that each person executing the Transaction Documents on behalf of any such party (other than 312) is duly authorized to do so; and
(v) there are no oral or written modifications of or amendments to the Transaction Documents, and there has been no waiver of any of the provisions of the Transaction Documents, by actions or conduct of the parties or otherwise.

        Based upon the foregoing, and subject to the qualifications and limitations stated in this letter, we are of the opinion that:

        1. 312 is a corporation, duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the conduct of business or the ownership or operation of property requires such qualification.

        2.    312 has all requisite power and authority and has full legal right
(i) to execute and enter into each of the Transaction Documents, and (ii) to deliver, perform, observe and comply with all of the agreements and obligations under each of the Transaction Documents to which each is named as a party.

        3. The execution, delivery and performance by 312 of each Transaction Document have been duly authorized by all requisite corporate action.

        4. Each Transaction Document has been duly executed and delivered by a duly authorized officer of 312, and each Transaction Document constitutes the legal, valid and binding obligation of 312 enforceable against 312 in accordance with its terms.

        5. The execution, delivery and performance by 312 of the Transaction Documents (a) does not contravene (i) the Certificates of Incorporation of 312,
(ii) any material law, rule or regulation applicable to 312, (iii) any material contractual restriction contained in any indenture, loan or credit agreement, lease, mortgage, security agreement, bond, note, or other agreement or instrument binding on

312, (iv) any order, writ, judgment, award, injunction or decree binding on 312 or affecting its property, and (b) does not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of 312's properties (except as may be specifically contemplated in the Transaction Documents).

        6. No authorization, approval, consent or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by 312 of any Transaction Document.

        7. To our knowledge, there are no actions, suits, orders, decrees, investigations, or other proceedings pending or threatened at law, in equity, in arbitration or before any governmental agency, commission or official against or affecting 312 (i) which may have a material adverse effect on the business, operations, properties or condition (financial or otherwise) of 312 to perform its obligations under any Transaction Documents, or (ii) which challenges or affects the legality, validity or enforceability of any Transaction Document.

        Our opinion regarding the validity and enforceability of the obligations of 312 is subject to the provisions of applicable Federal and State bankruptcy, insolvency, reorganization, moratorium or similar laws relating to, or affecting the enforcement of, creditors rights generally now or hereafter in effect, and is subject to limitations imposed by general principles, of equity and upon the availability of injunctive relief or other equitable remedies.

        The opinions stated herein apply only insofar as (i) the laws of the Commonwealth of Kentucky, (ii) the general corporate laws of the State of Delaware (with respect to organization and good standing only) and (iii) the laws of the United States may be concerned, and we express no opinion with respect to the laws of any other jurisdiction. To the extent any of the Transaction Documents are governed by the laws of any jurisdiction other than the laws of Kentucky we have, with your permission, for purposes of this opinion, assumed that the laws of such other jurisdiction and the laws of the Commonwealth of Kentucky are identical.

         The opinions set forth herein are solely for your benefit, and your permitted assignees and participants and your respective legal counsel, in connection with the execution of the Transaction Documents and only such parties are entitled to rely upon them. This opinion is not to be quoted or otherwise referred to in any document or to be filed with any governmental or other administrative agency or other person for any purpose without my prior written consent, except that you may furnish copies hereof to (i) your independent auditors and attorneys, (ii) any rating agency rating any of your debts, (iii) any state or federal authority or official having regulatory jurisdiction over you upon the request thereof, and (iv) pursuant to order or legal process of any court or governmental agency. This opinion is provided as a legal opinion only. We bring to your attention the fact that our legal opinions are an expression of judgment and not a guarantee of a result of the business to be conducted by 312 as contemplated under the Transaction Documents. No opinion may be inferred or implied beyond the matters expressly stated herein. This opinion speaks as of its date only, and we disclaim any undertaking or any obligation to advise you of changes in law or facts subsequent to the date of this opinion.

                                            Very truly yours,

                                            Craig A. Hawley, General Counsel

                                   EXHIBIT B-2

         Form of Opinion of Counsel of Integrity Capital Advisors, Inc.
                      And Integrity Life Insurance Company

                                 April 21, 1999

International Securitization Corporation ("ISC")
The First National Bank of Chicago ("FNBC"), individually and as agent for the "Liquidity Banks"
  (as defined in the "Face Amount Certificate
  Agreement" referred to below)
Suite 0597
One First National Plaza
Chicago, Illinois 60670

Ladies and Gentlemen:

        I am general counsel for Integrity Capital Advisors, Inc., a Delaware corporation ("Portfolio Manager") and Integrity Life Insurance Company, an Ohio corporation (the "Swap Provider") (Portfolio Manager and the Swap Provider shall collectively be referred to herein as the "ARM Entities"). In that capacity we have acted as counsel to the ARM Entities in connection with the preparation, execution and delivery, as applicable, of the following documents and agreements each dated as of the date hereof (unless otherwise specified below):

        (a) Amendment No. 1 to Investment Management Agreement (the "IMA Amendment") among 312, Portfolio Manager and FNBC, as agent for the Certificateholders and the Investment Management Agreement dated as of April 24, 1998 (as amended by the IMA Amendment, the "Investment Management Agreement") among 312, Portfolio Manager and FNBC, as agent for the Certificateholders;

        (b) Amendment No. 1 to Swap Transaction (the "Swap Amendment") among the Swap Provider and 312 and the Initial Swap Confirmation dated April 24, 1998 (as amended by the Swap Amendment, the "Confirmation") made by the Swap
Provider and acknowledged by 312;

        The instruments, documents and agreements described in Subparagraphs
(a) and (b) are herein collectively referred to as the "Transaction Documents". All capitalized terms used herein and not otherwise defined herein shall have the respective meanings as set forth in the Face Amount Certificate Agreement dated as of April 24, 1998 (as amended, the "Face Amount Certificate Agreement") among 312, ISC and FNBC, as agent for the Certificateholders" (as defined in the Face Amount Certificate Agreement.

        In rendering the opinions set forth herein, we have examined originals or copies of the Transaction Documents. We have also examined and have relied upon originals or copies certified or otherwise identified to our satisfaction of the Certificates of Incorporation and By-laws of the ARM Entities, and resolutions of the Board of Directors of the ARM Entities, authorizing their participation in the transactions contemplated by the Transaction Documents, and such other records and documents, as we have deemed necessary or relevant as a basis for our opinion. We have also examined such certificates of public officials, such certificates of the officers of the ARM Entities and originals or copies certified to our satisfaction of such corporate documents, records of the ARM Entities and of such other documents, records and papers as we have deemed relevant and necessary as a basis for our opinion hereinafter set forth.

        In such examination, we have assumed, with your approval and without investigation, (i) the genuineness of all signatures (other than the signatures of the officers of the ARM Entities on the Transaction Documents), (ii) the authenticity of all originals, (iii) the conformity with originals of all documents submitted to us as copies thereof, (iv) that each person executing the Transaction Documents on behalf of any such party (other than the ARM Entities) is duly authorized to do so; and (v) there are no oral or written modifications of or amendments to the Transaction Documents, and there has been no waiver of any of the provisions of the Transaction Documents, by actions or conduct of the parties or otherwise.

        Based upon the foregoing, and subject to the qualifications and limitations stated in this letter, we are of the opinion that:

        1. Each of the ARM Entities is a corporation, duly incorporated, validly existing and in good standing under the laws of the state of its incorporation, and is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the conduct of business or the ownership or operation of property requires such qualification.

        2. Each of the ARM Entities has all requisite power and authority and has full legal right (i) to execute and enter into each of the Transaction Documents, and (ii) to deliver, perform, observe and comply with all of the agreements and obligations under each of the Transaction Documents to which each is named as a party.

        3. The execution, delivery and performance by each of the ARM Entities of each Transaction Document to which it is a party have been duly authorized by all requisite corporate action.

        4. Each Transaction Document has been duly executed and delivered by a duly authorized officer of each of the ARM Entities which is party thereto, and each Transaction Document constitutes the legal, valid and binding obligation of each of the ARM Entities which is party thereto enforceable against each of the ARM Entities which is party thereto in accordance with its terms.

        5. The execution, delivery and performance by each of the ARM Entities of the Transaction Documents to which it is a party (a) does not contravene (i) the Certificates of Incorporation of any of the ARM Entities,
(ii) any material law, rule or regulation applicable to any of the ARM
Entities, (iii) any material contractual restriction contained in any indenture, loan or credit agreement, lease, mortgage, security agreement, bond, note, or other agreement or instrument binding on any of the ARM Entities, (iv) any order, writ, judgment, award, injunction or decree binding on any of the ARM Entities or affecting their respective property, and (b) does not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of the ARM Entities' properties (except as may be specifically contemplated in the Transaction Documents).

        6. No authorization, approval, consent or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by any of the ARM Entities of any Transaction Document.

        7. To our knowledge, there are no actions, suits, orders, decrees, investigations, or other proceedings pending or threatened at law, in equity, in arbitration or before any governmental agency, commission or official against or affecting any of the ARM Entities (i) which may have a material adverse effect on the business, operations, properties or condition (financial or otherwise) of any of the ARM Entities to perform its obligations under any Transaction Documents, or (ii) which challenges or affects the legality, validity or enforceability of any Transaction Document.

        Our opinion regarding the validity and enforceability of the obligations of the ARM Entities is subject to the provisions of applicable Federal and State bankruptcy, insolvency, reorganization, moratorium or similar laws relating to, or affecting the enforcement of, creditors rights generally now or hereafter in effect, and is subject to limitations imposed by general principles, of equity and upon the availability of injunctive relief or other equitable remedies.

        The opinions stated herein apply only insofar as (i) the laws of the Commonwealth of Kentucky, (ii) the general corporate laws of the States of Delaware and Ohio (with respect to organization and good standing only) and
(iii) the laws of the United States may be concerned, and we express no opinion with respect to the laws of any other jurisdiction. To the extent any of the Transaction Documents are governed by the laws of any jurisdiction other than the laws of Kentucky we have, with your permission, for purposes of this opinion, assumed that the laws of such other jurisdiction and the laws of the Commonwealth of Kentucky are identical.

        The opinions set forth herein are solely for your benefit, and your permitted assignees and participants and your respective legal counsel, in connection with the execution of the Transaction Documents and only such parties are entitled to rely upon them. This opinion is not to be quoted or otherwise referred to in any document or to be filed with any governmental or other administrative agency or other person for any purpose without my prior written consent, except that you may furnish copies hereof to (i) your independent auditors and attorneys, (ii) any rating agency rating any of your debt, (iii) any state or federal authority or official having regulatory jurisdiction over you upon the request thereof, and (iv) pursuant to order or legal process of any court or governmental agency. This opinion is provided as a legal opinion only. We bring to your attention the fact that our legal opinions are an expression of judgment and not a guarantee of a result of the business to be conducted by the ARM Entities as contemplated under the Transaction Documents. No opinion may be inferred or implied beyond the matters expressly stated herein. This opinion speaks as of its date only, and we disclaim any undertaking or any obligation to advise you of changes in law or facts subsequent to the date of this opinion.

                                            Very truly yours,

                                            John R. McGeeney, General Counsel